Herzfeld Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Closed End Funds(1)—87.9%
Equity Funds—13.5%
Cornerstone Strategic Value Fund, Inc.	227,712	$2,327
Cornerstone Total Return Fund, Inc.	102,149	1,027
		3,354

Fixed Income Funds—51.2%
Advent Convertible and Income Fund	27,438	359
Apollo Tactical Income Fund, Inc.	63,814	792
BlackRock Debt Strategies Fund, Inc.	35,277	329
Eaton Vance Ltd. Duration Income Fund	132,531	1,494
Eaton Vance Short Duration Diversified Income Fund	104,130	1,182
Highland Income Fund	356,640	2,871
Nuveen Credit Strategies Income Fund	236,943	1,384
PGIM High Yield Bond Fund, Inc.	141,798	1,876
PIMCO High Income Fund	100,000	536
PIMCO New York Municipal Income Fund	5,966	68
Pioneer Municipal High Income Advantage Trust	40,477	425
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.	49,156	684
Vertical Capital Income Fund	277	3
Western Asset Mortgage Opportunity Fund, Inc.	46,211	678
		12,681

International Equity Funds—15.3%
NexPoint Strategic Opportunities Fund	360,368	3,791
International Fixed Income Funds—7.9%
Aberdeen Asia-Pacific Income Fund, Inc.	60,572	231
PGIM Global High Yield Fund, Inc.	136,281	1,733
		1,964

Total Closed End Funds (Identified Cost $26,773)		21,790

	Shares	Value

Preferred Stocks—10.0%
Financials—10.0%
Eagle Point Credit Co., Inc., 6.750%	27,259	$641
Medallion Financial Corp., 9.000%	26,458	659
Medley Capital Corp., 6.125%	1,200	26
Oxford Lane Capital Corp., 6.750%	17,876	416
Oxford Lane Capital Corp., 6.250%	696	15
Oxford Square Capital Corp., 6.500%	8,000	190
PennantPark Investment Corp. Series C, 5.500%	1,100	25
Prospect Capital Corp., 6.250%	20,992	515
		2,487

Total Preferred Stocks (Identified Cost $1,924)		2,487

Total Long-Term Investments—97.9% (Identified Cost $28,697)		24,277

TOTAL INVESTMENTS—97.9% (Identified Cost $28,697)		$24,277
Other assets and liabilities, net—2.1%		520
NET ASSETS—100.0%		$24,797

Footnote Legend:
(1)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Closed End Funds	$21,790	$21,790
Preferred Stocks	2,487	2,487
Total Investments	$24,277	$24,277
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

HERZFELD FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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